Dear Shareholder:

We are pleased to present you with this semiannual report for Centennial New York Tax Exempt Trust. For the six-month reporting period that ended December 31, 2002, the Trust provided a 0.60% compounded annual yield. Without the effects of compounding, the equivalent yield was 0.59%. For investors in the 36% federal tax bracket, this is equivalent to a taxable yield of 0.94% with compounding and 0.92% without compounding. As of December 31, 2002, the seven-day annualized yields, with and without compounding, were 0.58% and 0.58%, respectively. 1
   The U.S. economy continued to improve during the past six months. Much of the economic growth continued to be courtesy of consumers, whose spending remained surprisingly strong in the face of considerable economic uncertainty. Not all of the economic news, however, was good. Corporate earnings continued to lag analysts' expectations, manufacturing spending remained depressed, unemployment returned to levels not seen since the spring and consumer confidence generally declined. Responding to these warning signs, the Federal Reserve Board ("the Fed") further lowered the federal funds interest rate to 1.25%, its lowest level since 1961.
   With the cut in interest rates came a corresponding decline in yields of short-term fixed-income securities, such as those found in the Trust. Yet many investors were willing to accept these low yields rather than invest in the stock market, which was very volatile and went down more than up during the period. In this environment, fixed-income investments--especially high-quality bonds with relatively short maturities--performed well. Tax-free municipal securities enjoyed especially strong performance; during part of the period, in fact, yields for some tax-free bonds actually exceeded those of certain taxable bonds--a rare situation that resulted from an especially large supply of municipal securities during the past six months.
   Our overall approach to managing the Trust remained relatively consistent throughout the period. We continued to seek to identify attractive money market debt backed by issuers with strong credit. The state of New York found itself facing a significant budget shortfall, and New York City, among other municipal regions, struggled to make up for declining tax revenues. In this climate, we were especially careful when selecting New York debt to invest in, focusing on those securities whose issuers were, in our opinion, in sound financial shape. In particular, we emphasized securities backed by ongoing revenues and de-emphasized general obligation debt, which is backed by state or local tax collections. This approach was part of our ongoing effort to maintain a stable $1 net asset value for shareholders. (While we always strive to maintain a $1 share price, there is, of course, no guarantee that this objective will be achieved.)


1. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations and focus can change over time.

   Another strategy we followed was to monitor the movements of interest rates and attempt to capture higher yields for the Trust by investing accordingly. As we discussed in our last report to shareholders, we continued to invest a significant portion of Trust assets in securities providing fixed interest payments. Using this strategy, we were able to lock in higher prevailing yields for longer--a decision that, in hindsight, proved sound after the Fed lowered interest rates further in November.
   Another approach we continued to favor for the Trust was to invest in commercial paper--short-term corporate debt that matures in 270 days or less. We found commercial paper attractive because it offers portfolio managers more flexibility than can be found with other types of investments. When appropriate, we favored enhanced commercial paper, whose income payments are guaranteed by a bank or other third party. In light of the challenging economic environment faced by issuers, we found this guarantee especially welcoming.
   In addition, we also invested in a handful of put bonds--bonds that provide their owners with an option to redeem the bonds at an agreed-upon price before maturity--and, when available, prerefunded securities. Prerefunded securities, which generally are in high demand and thus difficult to obtain, are backed by the full faith and credit of the federal government.
   Looking ahead, we expect few significant changes to market conditions in the near future. Accordingly, we do not currently plan to alter our Trust management approach during the coming months. To position the Trust to weather future financial challenges, we expect to continue to emphasize bond issuers with strong credit and focus on high-quality tax-free money market securities. As we add new debt investments to the Trust, we will continue to scrutinize issuers' credit quality, helping to maximize yield while seeking to maintain a stable net asset value for our shareholders.


Sincerely,


/S/ James C. Swain                                      /S/ John V. Murphy
James C. Swain                                          John V. Murphy
Chairman of the Board                                   President
Centennial New York Tax Exempt Trust
January 23, 2003


In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

                                                           Financial Statements
                                                                     Pages 4-11

Statement of Investments  December 31, 2002 / Unaudited
Centennial New York Tax Exempt Trust

                                                                                       Principal                Value
                                                                                          Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------
Short-Term Tax-Exempt Obligations--99.4%

New York--96.5%
Babylon, NY IDA RR RRB, Ogden Martin Project, FSA Insured, 1.60% 1 ..............    $ 1,500,000       $    1,500,000
Buffalo, NY RAN, FGIC Insured, 2.50%, 6/27/03 ...................................      3,000,000            3,014,032
NYC HDC MH Rent RB, Montery Project, Series A, 1.55% 1 ..........................      2,700,000            2,700,000
NYC IDA Civic Facility RB, Casa Project, 1.60% 1 ................................      1,000,000            1,000,000
NYC IDA Civic Facility RB, Planned Parenthood Project, 1.50% 1 ..................      3,000,000            3,000,000
NYC MTAU BAN, 1.30%, 3/7/03 .....................................................      3,000,000            3,000,000
NYC MTAU Service Contract Transportation Facilities RB,
   Series P, 5.75%, 7/1/03 2 ....................................................      2,500,000            2,591,723
NYC MWFAU RB, 1.05%, 2/11/03 ....................................................      3,000,000            3,000,000
NYC RAN, 2.50%, 4/11/03 .........................................................      3,000,000            3,007,089
NYC Transitional FAU GOUN, Series 4, 2.50%, 2/26/03 .............................      3,000,000            3,004,933
NYS DA RB, Columbia University, 1.30%, 1/15/03 ..................................      3,300,000            3,300,000
NYS DA RB, Rockefeller University, Series A2, 1.45% 1 ...........................      3,000,000            3,000,000
NYS DA RRB, Municipal Securities Trust Receipts-CMC1B, 1.55% 1 ..................      1,300,000            1,300,000
NYS DA SDI Finance Program GOUN, Series A, MBIA Insured, 4/1/03 .................      2,000,000            2,007,800
NYS Environmental Quality GOB, Series 97 A, 1.30%, 1/21/03 ......................      3,000,000            3,000,000
NYS GOUN, Series A, 1.50%, 10/9/03 2 ............................................      2,000,000            2,000,000
NYS HFA MH RB, East 39th Street Housing, Series A, 1.60% 1 ......................        500,000              500,000
NYS LGAC RRB, Series B, 4/1/03 ..................................................      1,525,000            1,538,394
NYS PAU GP RRB, Prerefunded, Series CC, 4.80%, 1/1/03 2 .........................        450,000              459,000
NYS PAU RB, 1.30%, 1/15/03 ......................................................      3,300,000            3,300,000
NYS TBTAU RB, Series N16 Reg D, 1.40%, 1/1/03 2 .................................      7,000,000            7,000,000
NYS TWY Highway and Bridge Trust Fund Certificates,
   Series B, 4/1/03 .............................................................      8,600,000            8,632,492
Societe Generale, NY Branch Municipal Securities Trust Receipts,
   Series 1997 SG99 (NYS LGAC RRB), 1.52% 1 .....................................      1,700,000            1,700,000
Westchester, NY GOB, Series E, 2.50%, 12/15/03 ..................................      3,000,000            3,038,831
                                                                                                       --------------
                                                                                                           66,594,294
                                                                                                       --------------
U.S. Possessions--2.9%
PR CMWLTH HTAU RB Putters, Series 246, FSA Insured, 1.60% 1 .....................      2,000,000            2,000,000
                                                                                      -------------------------------

Total Investments, at Value (Cost $68,594,294) ..................................           99.4%          68,594,294
                                                                                      -------------------------------

Other Assets Net of Liabilities .................................................            0.6              408,959
                                                                                      -------------------------------

Net Assets ......................................................................          100.0%      $   69,003,253
                                                                                      ===============================

Statement of Investments  Unaudited / Continued
Centennial New York Tax Exempt Trust



--------------------------------------------------------------------------------

Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:
BAN--Bond Anticipation Nts.
CMWLTH--Commonwealth
DA--Dormitory Authority
FAU--Finance Authority
GOB--General Obligation Bonds
GOUN--General Obligation Unlimited Nts.
GP--General Purpose
HDC--Housing Development Corp.
HFA--Housing Finance Agency
HTAU--Highway & Transportation Authority
IDA--Industrial Development Agency
LGAC--Local Government Assistance Corp.
MH--Multifamily Housing

MTAU--Metropolitan Transportation Authority
MWFAU--Municipal Water Finance Authority
NYC--New York City
NYS--New York State
PAU--Power Authority
RAN--Revenue Anticipation Nts.
RB--Revenue Bonds
RR--Resource Recovery
RRB--Revenue Refunding Bonds
SDI--School District
TBTAU--Triborough Bridge & Tunnel Authority
TWY--Thruway/Tollway Authority/Agency

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 2002. This instrument has a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.
2. Put obligation redeemable at full principal value on the date reported.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities December 31, 2002 / Unaudited Centennial New York Tax Exempt Trust



--------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $68,594,294)--see accompanying statement ............     $ 68,594,294
Cash ............................................................................          461,487
Receivables and other assets:
Interest ........................................................................          434,819
Shares of beneficial interest sold ..............................................          172,795
Other ...........................................................................            6,490
                                                                                      ------------
Total assets ....................................................................       69,669,885


LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed ..........................................          576,337
Service plan fees ...............................................................           34,678
Shareholder reports .............................................................            7,670
Transfer and shareholder servicing agent fees ...................................            3,977
Trustees' compensation ..........................................................              281
Other ...........................................................................           43,689
                                                                                      ------------
Total liabilities ...............................................................          666,632
                                                                                      ------------

NET ASSETS ......................................................................      $69,003,253
                                                                                      ============


COMPOSITION OF NET ASSETS
Paid-in capital .................................................................     $ 68,993,763
Accumulated net realized gain on investment transactions ........................            9,490
                                                                                      ------------
NET ASSETS--applicable to 68,978,813 shares of beneficial interest outstanding ..     $ 69,003,253
                                                                                      ============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE
AND OFFERING PRICE PER SHARE ....................................................            $1.00


See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended December 31, 2002 / Unaudited Centennial New York Tax Exempt Trust


------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest ................................................................  $520,128
                                                                           --------
EXPENSES
Management fees .........................................................   186,327
Service plan fees .......................................................    73,444
Legal, auditing and other professional fees .............................    41,566
Transfer and shareholder servicing agent fees ...........................    18,916
Shareholder reports .....................................................     8,131
Custodian fees and expenses .............................................     2,644
Trustees' compensation ..................................................     2,550
Other ...................................................................     2,489
                                                                           --------
     Total expenses .....................................................   336,067
Less reduction to custodian expenses ....................................    (1,656)
Less voluntary reimbursement of expenses ................................   (36,384)
                                                                           --------
Net expenses ............................................................   298,027
                                                                           --------
NET INVESTMENT INCOME ...................................................   222,101
                                                                           --------
NET REALIZED GAIN ON INVESTMENTS ........................................     9,490
                                                                           --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................  $231,591
                                                                           ========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Centennial New York Tax Exempt Trust

                                                                 Six Months Ended
                                                                December 31, 2002             Year Ended
                                                                      (Unaudited)          June 30, 2002
---------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income ............................................    $   222,101            $   736,438
Net realized gain ................................................          9,490                  8,633
                                                                      -----------------------------------
Net increase in net assets resulting from operations .............        231,591                745,071
                                                                      -----------------------------------

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income .............................       (222,101)              (728,821)
Distributions from net realized gain .............................             --                 (7,617)
                                                                      -----------------------------------

BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
  beneficial interest transactions ...............................        375,914             (3,761,029)
                                                                      -----------------------------------

NET ASSETS
Total increase (decrease) ........................................        385,404             (3,752,396)
Beginning of period ..............................................     68,617,849             72,370,245
                                                                      -----------------------------------
End of period ....................................................    $69,003,253            $68,617,849
                                                                      ===================================

See accompanying Notes to Financial Statements.

Financial Highlights
Centennial New York Tax Exempt Trust


                                                        Six Months                                                      Year
                                                             Ended                                                     Ended
                                                 December 31, 2002                                                  June 30,
                                                       (Unaudited)           2002      2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period .....................  $ 1.00         $ 1.00    $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                            -------------------------------------------------------------------
Income from investment operations - net
  investment income and net realized gain ................      -- 1          .01       .03        .03        .02        .03
                                                            -------------------------------------------------------------------
Dividends and/or distributions to shareholders:
  Dividends from net investment income ...................      -- 1        (.01)     (.03)      (.03)      (.02)      (.03)
  Distributions from net realized gain ...................      --             -- 1      --         --         --         --
                                                            -------------------------------------------------------------------
Total dividends and/or distributions
  to shareholders ........................................      --           (.01)    (.03)      (.03)      (.02)      (.03)
                                                            -------------------------------------------------------------------
Net asset value, end of period ...........................   $1.00          $1.00     $1.00      $1.00      $1.00      $1.00
                                                            ===================================================================
TOTAL RETURN 2 ...........................................    0.30%          0.96%     3.09%      2.92%      2.42%      2.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ................. $69,003        $68,618   $72,370    $55,963    $61,792    $56,807
Average net assets (in thousands) ........................ $73,925        $76,925   $68,810    $61,033    $59,345    $53,923
Ratios to average net assets: 3
Net investment income ....................................    0.60%          0.96%     3.04%      2.84%      2.38%      2.85%
Expenses .................................................    0.90%          0.84%     0.90%      0.92%      0.89%      0.89% 4
Expenses, net of voluntary reimbursement of
  expenses and/or reduction to custodian expenses ........    0.80%          0.80%     0.82%      0.82%      0.80%      0.80%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

Notes to Financial Statements  Unaudited
Centennial New York Tax Exempt Trust



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI).
   The following is a summary of significant accounting policies consistently followed by the Trust.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Security Credit Risk. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
   As of December 31, 2002, the Trust had available for federal income tax purposes an estimated unused capital loss carryforward of zero. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements  Unaudited / Continued
Centennial New York Tax Exempt Trust


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    Six Months Ended December 31, 2002                  Year Ended June 30, 2002
                                           Shares               Amount                Shares              Amount
-----------------------------------------------------------------------------------------------------------------
Sold .............................    117,436,521        $ 117,436,521           198,007,710       $ 198,007,710
Dividends and/or
distributions reinvested .........        229,807              229,807               747,918             747,918
Redeemed .........................   (117,290,414)        (117,290,414)         (202,516,657)       (202,516,657)
                                     ----------------------------------------------------------------------------
Net increase (decrease) ..........        375,914        $     375,914            (3,761,029)      $  (3,761,029)
                                     ============================================================================


--------------------------------------------------------------------------------
3. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion.
The Manager has voluntarily undertaken to assume certain expenses of the Trust in any fiscal year that they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI a $14.75 per account fee.
--------------------------------------------------------------------------------
Service Plan (12b-1) Fees. The Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate up to 20% of the average annual net assets of the Trust. During the six months ended December 31, 2002, the Trust paid $219 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Centennial New York Tax Exempt Trust
             Officers and Trustees
             James C. Swain, Trustee and Chairman of the Board
             John V. Murphy, President
             William L. Armstrong, Trustee
             Robert G. Avis, Trustee
             George C. Bowen, Trustee
             Edward L. Cameron, Trustee
             Jon S. Fossel, Trustee
             Sam Freedman, Trustee
             Richard F. Grabish, Trustee
             Beverly Hamilton, Trustee
             Robert J. Malone, Trustee
             Michael J. Carbuto, Vice President
             Robert G. Zack, Vice President and Secretary
             Brian W. Wixted, Treasurer

             Investment Advisor and Distributor
             Centennial Asset Management Corporation

             Transfer and Shareholder Servicing Agent
             Shareholder Services, Inc.

             Independent Auditors
             Deloitte & Touche LLP

             Legal Counsel to the Fund
             Myer, Swanson, Adams & Wolf, P.C.

             Legal Counsel to the Independent Trustees
             Mayer Brown Rowe & Maw

             For more complete information about Centennial New York Tax Exempt Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at
             1.800.525.9310. Please read the prospectus carefully before you invest any money.

             The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.




             2002 Semiannual Report
             and Management Commentaries









             Centennial
             New York
             Tax Exempt
             Trust



             December 31, 2002











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